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                                 Exhibit 10.69

                           CONSENT AND THIRD AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

      This CONSENT AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of this 3rd day of September, 2002, by and among ACTION PERFORMANCE COMPANIES, INC., (the "Company"); each of RACING COLLECTABLES CLUB OF AMERICA, INC. ("Racing Club"), ACTION RACING COLLECTABLES, INC. ("Action Racing"), ACTION SPORTS IMAGE, L.L.C., ("Action Sports"), JH ACQUISITION, INC. ("JH"), MCARTHUR TOWEL AND SPORTS, INC. ("McArthur") and TREVCO TRADING CORP. ("Trevco") (each of Racing Club, Action Racing, Action Sports, JH, McArthur and Trevco being referred to herein individually as a "Borrower" and collectively as "Borrowers"); the Subsidiary Guarantors signatory hereto (together with the Company and Borrowers, each an "Obligor" and together "Obligors"); and BANK ONE, NA (in its individual capacity, "Bank One"), for itself as a Lender and as Agent for any other Lender. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

                                    RECITALS

      A. Bank One, as Agent and sole Lender, and Obligors (excluding JH, McArthur and Trevco) are parties to that certain Loan and Security Agreement dated as of September 29, 2000 (as heretofore amended, the "Loan Agreement").

      B. Pursuant to (i) an Agreement and Plan of Merger dated as of June 12, 2002 (the "Trevco Acquisition Agreement" and, together with all other agreements and documents executed and delivered pursuant thereto, the "Trevco Acquisition Documents") by and among the Company, Trevco (f/k/a Barbados Acquisition, Inc.), Trevco Trading Corp. ("Old Trevco") and certain affiliates of Old Trevco, Trevco acquired all of the capital stock of Old Trevco pursuant to the merger of Old Trevco with and into Trevco (the "Trevco Acquisition"); (ii) an Asset Purchase Agreement dated as of July 1, 2002 (the "McArthur Acquisition Agreement" and, together with all other agreements and documents executed and delivered pursuant thereto, the "McArthur Acquisition Documents") by and among the Company, McArthur, McArthur Professional, Incorporated (the "McArthur Seller") and certain affiliates of the McArthur Seller, McArthur acquired substantially all of the assets and business of the McArthur Seller (the "McArthur Acquisition"); and (iii) a Bill of Sale and Purchase Agreement dated as of September 5, 2002 (the "JH Acquisition Agreement" and, together with all other agreements and documents executed and delivered pursuant thereto, the "JH Acquisition Documents" and, together with the Trevco Acquisition Documents and the McArthur Acquisition Documents, the "Acquisition Documents") by and among the Company, JH, Jeff Hamilton Industries, Inc. (the "JH Seller") and certain affiliates of the JH Seller, JH acquired substantially all of the business and assets of the JH Seller (the "JH Acquisition" and, together with the Trevco Acquisition and the McArthur Acquisition, the "Acquisitions").

      C. The Obligors have requested that Bank One, as sole Lender, consent to the Acquisitions, and Bank One, as Sole Lender, is willing to grant such consent.
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      D. The parties have agreed to cause JH, McArthur and Trevco to be joined to the Loan Agreement as Borrowers and to amend certain provisions of the Loan Agreement, upon the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Consent to Acquisitions.

      (a) Subject to the terms and upon the conditions set forth herein, Lender hereby consents to the consummation of the Acquisitions upon the terms set forth in the respective Acquisition Documents.

      (b) Borrowers hereby represent and warrant to Bank One, as Agent and sole Lender, that true and correct copies of all material Acquisition Documents have been provided to Agent and that, except as set forth on Schedule A hereto, all of the conditions set forth in subsection 8.3(b) of the Loan Agreement to the consummation of each of the Acquisitions were (or, in accordance with Section 10 hereof, will be) satisfied on or prior to the date hereof. Borrowers acknowledge and agree that, as a result of the consummation of the Acquisitions, the dollar threshold set forth in subsection 8.3(b)(ii)(2) has been exceeded.

      SECTION 2. JOINDER OF JH, MCARTHUR AND TREVCO AS BORROWERS.

      Each of JH, McArthur and Trevco joins in the execution of the Loan Agreement and (i) hereby agrees that it is a Borrower and an Obligor thereunder and agrees to be bound by all of the terms and provisions thereof and (ii) without limiting the generality of the foregoing, hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under the Collateral, and grants to Agent a right of setoff against the property of such Grantor held by or in transit to Agent or any Lender, in each case to secure the prompt and complete payment, performance and observance of all of the Liabilities, as provided in Section 5 of the Loan Agreement. Each of JH, McArthur and Trevco hereby represents and warrants that the representations and warranties set forth in Section 6 of the Loan Agreement are, with respect to such Persons, true and correct as of the date hereof.

      SECTION 3. AMENDMENTS TO LOAN AGREEMENT.

      (a) Subsection 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in their proper alphabetical order:

            "Borrower" shall mean each of Racing Club, Action Racing, Action Sports, Trevco, McArthur and JH, and "Borrowers" shall mean such Persons, collectively.

            "Borrowing Base Period" means a period commencing on the last day of any quarterly testing period for which the Loan Parties fail to maintain a Debt Coverage Ratio of at least 2.50 and ending on the last day


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      of the next succeeding quarterly testing period for which the Loan Parties maintain a Debt Coverage Ratios of at least 2.50.

            "JH" shall mean JH Acquisition, Inc., an Arizona corporation.

            "McArthur" shall mean McArthur Towel and Sports, Inc., an Arizona corporation.

            "Trevco" shall mean Trevco Trading Corp., an Arizona corporation.

      (b) The first paragraph of subsection 2.1(A) of the Loan Agreement is hereby amended to read as follows:

            (A) Revolving Loan Facility. Subject to the provisions of Section 4 below, each Lender shall, severally and not jointly, advance to Borrowers on a revolving credit basis (the "Revolving Loan"), such Lender's Pro Rata Share of an aggregate amount not to exceed:

            (1) at any time outside of a Borrowing Base Period, the Maximum Revolving Facility less the amount of Letter of Credit Liability at such time; or

            (2) at any time during a Borrowing Base Period, the lesser of (i) the Maximum Revolving Facility or (ii) the "Borrowing Base" (as defined below), less, in either case, the amount of Letter of Credit Liability at such time.

      (c) The last sentence of subsection 2.1(B)(1) of the Loan Agreement is hereby amended to read as follows:

            In no event shall any Letter of Credit be issued to the extent that the issuance of such Letter of Credit would cause the sum of the Letter of Credit Liability at such time (after giving effect to such issuance) plus the outstanding principal balance of the Revolving Loan to exceed (1) at any time outside of a Borrowing Base Period, the Maximum Revolving Facility or (2) at any time during a Borrower Base Period, the lesser of
      (x) the Borrowing Base or (y) the Maximum Revolving Facility.

      (d) Subsection 2.1(B)(2) of the Loan Agreement is hereby amended to read as follows:

            (2) Maximum Amount. The aggregate amount of Letter of Credit Liability at any time shall not exceed $20,000,000; provided, that the aggregate amount of Letter of Credit Liability with respect to Standby Letters of Credit at any time shall not exceed $5,000,000.


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      (e) The first sentence of subsection 2.3(A) of the Loan Agreement is hereby amended to read as follows:

            The aggregate outstanding principal balance of the Revolving Loan (together with the amount of Letter of Credit Liability) shall not at any time (1) outside of a Borrowing Base Period, exceed the Maximum Revolving Facility or (2) during a Borrowing Base Period, exceed the lesser of (i) the Maximum Revolving Facility or (ii) the amount of the Borrowing Base.

      (f) The introductory clause of subsection 3.1 of the Loan Agreement is hereby amended to read as follows:

            3.1 Monthly Reports. Borrower Representative shall submit to Agent, not later than forty-five (45) days after the last day of each month during a Borrowing Base Period, a monthly borrowing base certificate and report (the "Monthly Report") in the form attached hereto as Exhibit C-1, which shall be signed by an Authorized Officer and shall include, as of the last Business Day of such month:

      SECTION 4. REPRESENTATIONS AND WARRANTIES OF OBLIGORS. To induce Bank One to execute and deliver this Agreement, Obligors jointly and severally represent and warrant that:

      (a) The execution, delivery and performance by each Obligor of this Agreement have been duly authorized and this Agreement and the Loan Agreement and all other Financing Agreements are legal, valid and binding obligations of each Obligor, enforceable against each Obligor in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

      (b) No Unmatured Default or Default has occurred and is continuing and each of the representations and warranties contained in the Loan Agreement and the other Financing Agreements is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

      SECTION 5. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT.

      (a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Loan Agreement or any other Financing Agreement, and all rights of Agent and Lenders and all Liabilities of Obligors thereunder, shall remain in full force and effect. Obligors hereby confirm that the Loan Agreement and the other Financing Agreements are in full force and effect and that no Obligor has any defense, setoff or counterclaim to the Liabilities under the Loan Agreement or any other Financing Agreement.


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      (b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement and any waivers set forth herein shall not directly or indirectly (i) constitute a waiver of any past, present or future violations of any provisions of the Loan Agreement or any other Financing Agreement, (ii) amend, modify or operate as a waiver of any provision of the Loan Agreement or any other Financing Agreement or any right, power or remedy of Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Liabilities of any Obligor under the Financing Agreements or any other contract or instrument.

      (c) This Agreement shall constitute a Financing Agreement.

      SECTION 6. COSTS AND EXPENSES. Obligors jointly and severally agree to promptly reimburse Bank One on demand for all fees, costs and expenses (including the fees, costs and expenses of counsel retained by Bank One) in connection with the negotiation, preparation and consummation of this Agreement and the transactions contemplated hereby and thereby.

      SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ARIZONA.

      SECTION 8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

      SECTION 9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission a signature page of this Agreement signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement.

      SECTION 10. EFFECTIVENESS. This Agreement shall become effective at the time Agent shall have received sufficient copies of the following documents, all in form and substance satisfactory to Agent:

      (a) Agreement. Executed signature pages to this Agreement signed by Obligors.

      (b) Acquisition Documents. Executed or conformed copies of all material Acquisition Documents.

      (c) Articles of Incorporation and By-Laws. Certified copies of the Articles of Incorporation and By-Laws of each of JH, McArthur and Trevco, in each case as in effect on the date hereof.


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      (d) Good Standing Certificates. A certificate of good standing for each of
JH, McArthur and Trevco from such Obligor's jurisdiction of incorporation or formation.

      (e) Resolutions. Copies, certified by the Secretary or Assistant Secretary of each Obligor, of resolutions of its Board of Directors (or other governing body of such Obligor, if applicable) authorizing the execution of this Agreement and the other Financing Agreements (if any) delivered herewith by such Obligor.

      (f) Joinder to Company Pledge Agreement. A Joinder to Company Pledge Agreement pledging to Agent, for the benefit of Lenders, all of the capital stock of JH, McArthur and Trevco, together with certificates evidencing such shares of capital stock and stock powers duly executed in blank by Borrower.

      (g) Replacement Revolving Note. A replacement Revolving Note from Borrowers payable to the order of Bank One.

      (h) UCC Financing Statements. UCC-1 financing statements filed in favor of Agent against each of JH, McArthur and Trevco with the Secretary of State of the State of Arizona.

      (i) Patent and Trademark Security Agreements. Patent and Trademark Security Agreements executed by McArthur. Trademark Security Agreement executed by JH.

      (j) Addenda to Schedules to Loan Agreement. Addenda to Schedules 6.1 (Jurisdictions of Organization and Qualification), 6.8 (Corporate or Fictitious Names), 6.12 (Subsidiaries), 6.20 (Capitalization), 6.22 (Bank Accounts) and [6.25 (Insurance)] to the Loan Agreement reflecting information for each of JH, McArthur and Trevco, certified by Borrower Representative.

      (k) Insurance Policies. Certificates of insurance summarizing all insurance coverages maintained by JH, McArthur and Trevco, together with lenders' loss payable endorsements in favor of Agent and endorsements to all liability polices naming Agent and Lenders as additional insureds.

      (l) Other Information. Such other information and documents as Agent shall request.



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      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year first above written.

                                        ACTION PERFORMANCE COMPANIES, INC.,
                                        as Borrower Representative and an
                                        Obligor

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: CFO
                                              ----------------------------------


                                        RACING COLLECTABLES CLUB OF AMERICA,
                                        INC., as a Borrower

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: Vice President, Secretary
                                               & Treasurer
                                              ----------------------------------


                                        ACTION RACING COLLECTABLES, INC., as a
                                        Borrower

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: Vice President & Asst. Secretary
                                               ---------------------------------


                                        ACTION SPORTS IMAGE, L.L.C., as a
                                        Borrower

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: CFO, Secretary and Treasurer for
                                               Action Performance Companies,
                                               Inc., the sole member of Action
                                               Sports Image, L.L.C.
                                              ----------------------------------


                                        [JH ACQUISITION, INC.], as a Borrower

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: CFO
                                              ----------------------------------


                                        [MCARTHUR TOWEL AND SPORTS, INC.], as a
                                        Borrower

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: CFO
                                              ----------------------------------


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                                        TREVCO TRADING CORP., as a Borrower

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: Secretary
                                              ----------------------------------


                                        AW ACQUISITION CORP., as a Subsidiary
                                        Guarantor

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: Secretary
                                              ----------------------------------


                                        GORACING.COM, INC., as a Subsidiary
                                        Guarantor

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: CFO and Secretary
                                              ----------------------------------


                                        THE FAN CLUB COMPANY, L.L.C., as a
                                        Subsidiary Guarantor

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: Vice President, Secretary, and
                                               Treasurer of Racing Collectables
                                               Club of America, Inc. the sole
                                               member of the Fan Club Company,
                                               LLC
                                              ----------------------------------


                                        GORACING INTERACTIVE SERVICES, INC., as
                                        a Subsidiary Guarantor

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------


                                        ACTION CORPORATE SERVICES, INC., as a
                                        Subsidiary Guarantor

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------


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
                                        RYP, INC., as a Subsidiary Guarantor

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: Vice President, Treasurer,
                                               CFO and Assistant Secretary
                                              ----------------------------------


                                        CREATIVE MARKETING & PROMOTIONS, INC.,
                                        as a Subsidiary Guarantor

                                        By: /s/ R. David Martin
                                           -------------------------------------
                                        Title: Vice President, Treasurer
                                               CFO and Assistant Secretary
                                              ----------------------------------


                                        BANK ONE, NA, as Agent and Lender

                                        By: /s/ Steve Krakowski
                                           -------------------------------------
                                        Title: First Vice President
                                              ----------------------------------


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                                   SCHEDULE A

                      EXCEPTIONS TO SECTION (B) CONDITIONS

Trevco Acquisition

The aggregate consideration paid in connection with the Trevco Acquisition exceeds the threshold set forth in subsection 8.3(b)(ii).

The Escrow Amount (as defined in the Trevco Acquisition Agreement) and the Bonus Shares (as defined in the Trevco Acquisition Agreement) constitute "earn-out or similar payment obligations" prohibited under subsection 8.3(b)(i).

McArthur Acquisition

The aggregate consideration paid in connection with the McArthur Acquisition, when aggregated with the aggregate consideration paid in connection with the Trevco Acquisition, exceeds the threshold set forth in subsection 8.3(b)(ii).

JH Acquisition

The aggregate consideration paid in connection with the JH Acquisition, when aggregated with the aggregate consideration paid in the Trevco Acquisition and the McArthur Acquisition, exceeds the threshold set forth in subsection 8.3(b)(ii).

The Contingent Cash Consideration (as defined in the JH Acquisition Agreement) constitutes "earn-out or similar payment obligations" prohibited under subsection 8.3(b)(i).


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